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                                                                       EXHIBIT 9


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated December 19, 1999, relating to the financial statements of TBX Resources, Inc., which appear in such Registration Statement.

         Dallas, Texas

         December 14, 2000




                                        /s/ JAMES A. MOYERS
                                        ---------------------------------------
                                        JAMES A. MOYERS, CPA